UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.      )
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Smith & Wesson Holding Corporation

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SMITH & WESSON HOLDING CORPORATION
** IMPORTANT NOTICE **
Regarding the Availability of Proxy Materials

You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
Stockholder Meeting to be held on September 15, 2008

Proxy Materials Available
•	Notice and Proxy Statement

•	Annual Report

PROXY MATERIALS — VIEW OR RECEIVE

You can choose to view the materials Online or receive a paper or e-mail copy. If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.
To facilitate timely delivery, please make the request as instructed below on or before September 1, 2008.

HOW TO VIEW MATERIALS VIA THE INTERNET

Have the 12 Digit Control Number(s) located on the following page available and visit: www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIALS

1) BY INTERNET	-	www.proxyvote.com
2) BY TELEPHONE	-	1-800-579-1639
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*If requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line. State in your e-mail if you wish to receive a paper copy or e-mail copy of the proxy materials and whether your request is for this meeting and/or all future meetings.

See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information

Meeting Type:	Annual
Meeting Date:	September 15, 2008
Meeting Time:	9:00 A.M. local time
For holders as of:	July 23, 2008

Meeting Location:

24th at Camelback
2375 East Camelback Road
Suite 700
Phoenix, Arizona 85016

Meeting Directions:

For Meeting Directions Please Call:
602-445-8400

How To Vote

Vote In Person

Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting material for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

Vote By Internet

To vote now by Internet, go to
WWW.PROXYVOTE.COM.

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

Voting items
The Board of Directors recommends a vote “FOR” the election of the nominee directors and “FOR” the ratification of the appointment of BDO Seidman, LLP as the independent auditor of our company for the fiscal year ending April 30, 2009.

1.	PROPOSAL 1: ELECTION OF DIRECTORS:
To elect as directors all of the nominees listed below to serve until our next annual meeting of stockholders and until their successors are elected and qualified:

	Nominees:
	01)	Barry M. Monheit	05)	John B. Furman
	02)	Robert L. Scott	06)	Mitchell A. Saltz
	03)	Michael F. Golden	07)	David M. Stone
	04)	Jeffrey D. Buchanan	08)	I. Marie Wadecki

2.	PROPOSAL 2: To ratify the appointment of BDO Seidman, LLP, an independent registered public accounting firm, as the independent auditor of our company for the fiscal year ending April 30, 2009.

and upon such matters which may properly come before the meeting or any adjournment or adjournments thereof.